UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):

                                   May 9, 2006


                           FREMONT GENERAL CORPORATION
             (Exact name of registrant as specified in its charter)


            NEVADA                    001-08007                   95-2815260
----------------------------   -----------------------       -------------------
(State or other jurisdiction   (Commission File Number)         (IRS Employer
      of incorporation)                                      Identification No.)


                        2425 OLYMPIC BOULEVARD, 3RD FLOOR
                         SANTA MONICA, CALIFORNIA 90404
          (Address of principal executive offices, including zip code)


                                 (310) 315-5500
              (Registrant's telephone number, including area code)


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)


[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))


[ ]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17CFR 240.13e-4(c))



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ITEM 2.02.   RESULTS OF OPERATIONS AND FINANCIAL CONDITION

      On May 9, 2006, Fremont General Corporation issued a news release to report its results of operations and financial condition at, and for the three months ended, March 31, 2006. The information set forth in the attached Exhibit
99.1 is incorporated in the Item by reference and is being furnished and shall not be deemed "filed" for the purposes of the Securities Act of 1934, as amended.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      FREMONT GENERAL CORPORATION


Date:  May 9, 2006
                                      By:/s/  PATRICK E. LAMB
                                         --------------------------------------
                                        Patrick E. Lamb
                                        Senior Vice President, Chief Financial
                                        Officer, Chief Accounting Officer and
                                        Treasurer (Principal Accounting Officer)



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